Exhibit 10.26c

THIRD AMENDMENT TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT

This THIRD AMENDMENT TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT (this “Third Amendment”) is dated effective as of the 15th day of December 2014, and is entered into between GK FINANCING, LLC, a California limited liability company (“GKF”), and FROEDTERT MEMORIAL LUTHERAN HOSPITAL, INC., a non-profit Wisconsin corporation (“Medical Center”), with reference to the following facts:

RECITALS

WHEREAS, GKF and Medical Center are parties to a certain Lease Agreement for a Gamma Knife United dated May 28, 1999, which Lease Agreement was amended by letter addendums, by a First Amendment dated December 29, 2008, and by a Second Amendment dated May 16, 2013 (as amended, the “Agreement”); and

WHEREAS, the parties desire to further amend the terms and provisions of the Agreement as set forth herein.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby amend the Agreement as follows:

AGREEMENT

1. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meanings set forth in the Agreement.

2. Extension of Term. It is acknowledged that the Agreement is currently set to expire on December 15, 2014, which expiration date the parties hereby agree to extend to March 31, 2015.

3. Full Force and Effect. Except as amended by this Third Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect. Notwithstanding the foregoing, to the extent of any conflict or inconsistency between the terms and provisions of this Third Amendment and that of the Agreement, the terms and provisions of this Third Amendment shall prevail and control.

[Signatures continued on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

GKF:		Medical Center:

GK FINANCING, LLC		FROEDTERT MEMORIAL LUTHERAN
HOSPITAL, INC.

By:	/s/ Ernest A. Bates, M.D.	By:	/s/ Jeffrey Van De Kreeke
Name:	Ernest A. Bates, MD	Name:	Jeffrey Van De Kreeke
Title:	Policy Committee Member	Title:	Vice President, Finance